Exhibit 10.33

SECOND AMENDMENT TO CREDIT AGREEMENT

THIS SECOND AMENDMENT TO CREDIT AGREEMENT (this “Amendment”), dated as of March 19, 2015, is entered into by and among VARIATION BIOTECHNOLOGIES (US), INC., a Delaware corporation (the “Borrower”); VBI Vaccines Inc., a Delaware corporation (“Holdco”); Variation Biotechnologies, Inc., a corporation incorporated under the Canada Business Corporation Company (“Canadian Sub” and together with Holdco, the “Guarantors”); and PCOF 1, LLC (the “Lender”). Terms used herein without definition shall have the meanings ascribed to them in the Credit Agreement defined below.

RECITALS

A.     The Borrower, the Lender and the Guarantors have previously entered into that certain Credit Agreement, dated as of July 24, 2014, as amended pursuant to that certain First Amendment to Credit Agreement, dated as of September 30, 2014 (as may be further amended, modified and supplemented from time to time, the “Credit Agreement”), pursuant to which the Lender has made certain loans and financial accommodations available to Borrower.

B.     The Borrower and the Lenders wish modify certain provisions of the Credit Agreement on the terms and conditions set forth herein.

AGREEMENT

NOW, THEREFORE, in consideration of the foregoing and the mutual covenants herein contained, and for other good and valuable consideration, the receipt and sufficiency of which are hereby acknowledged, the parties hereby agree as follows:

1.     Amendment to Credit Agreement.

(a)     Section 7.18 of the Credit Agreement is deleted in its entirety and replaced with the following:

Required Milestones. Holdco and the Borrower covenant and agree that (i) on or before April 30, 2015 the Borrower will have entered into a licensing agreement with a global pharmaceuticals company with respect to the Thermostable LPV technology, on terms satisfactory to the Lender, (ii) on or before September 25, 2015 the Borrower will have commenced toxicology work with respect to the CMV (VLP) Product, in the form of a first immunization of an animal for GLP toxicology, and (iii) on or before April 25, 2016 the Borrower will have commenced Phase I clinical trials with respect to the CMV (VLP) Product, in the form of a patient vaccination.

2.     Acknowledgement of Assignment. Borrower acknowledges that all obligations under the Credit Agreement have been assigned by the Lender, pursuant to the terms of the Credit Agreement, to Perceptive Credit Opportunities Fund, LP, a related entity, which going forward has agreed to operate as though it were a named party therein acting as Lender.

3.     Effective of this Amendment. Except as amended and set forth above, the Credit Agreement shall continue in effect in accordance with its terms without modification.

4.     Choice of Law. The validity of this Amendment, the construction, interpretation, and enforcement hereof, and the rights of the parties hereto with respect to all matters arising hereunder or related hereto shall be determined under, governed by, and construed in accordance with the law of the State of New York.

5.     Counterparts. This Amendment may be executed in any number of counterparts and by different parties and separate counterparts, each of which when so executed and delivered, shall be deemed an original, and all of which, when taken together, shall constitute one and the same instrument. Delivery of an executed counterpart of a signature page to this Amendment by facsimile, pdf or other similar method of electronic transmission shall be effective as delivery of a manually executed counterpart of this Amendment.

6.     Entire Agreement. This Amendment, together with the Credit Agreement, and all exhibits and schedules attached hereto and thereto, constitute the entire agreement among the parties hereto pertaining to the subject matter hereof or thereof, and any and all other written or oral agreements existing among the parties hereto are expressly cancelled.

[Signature pages follow.]

IN WITNESS WHEREOF, the parties have entered into this Amendment as of the date first above written.

VARIATION BIOTECHNOLOGIES (US), INC., as the Borrower

By: /s/ Jeff Baxter
Name: Jeff Baxter
Title: Chief Executive Officer
VBI VACCINES INC., as Guarantor

By: /s/ Jeff Baxter
Name: : Jeff Baxter
Title: Chief Executive Officer
VARIATION BIOTECHNOLOGIES, INC., as Guarantor

By: /s/ Jeff Baxter
Name: Jeff Baxter Title: Chief Executive Officer

[Signature Page to VBI – Perceptive Second Amendment to Credit Agreement]

Perceptive Credit Opportunities Fund, LP, as the Lender By: Perceptive Credit Opportunities GP, its general partner

By: /s/ Sandeep Dixit
Name: Sandeep Dixit Title: Chief Credit Officer
By: /s/ James Mannix
Name: James Mannix Title: Chief Operating Officer

[Signature Page to VBI – Perceptive Second Amendment to Credit Agreement]